UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

GENIE ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

1-35327
(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       Genie Energy Ltd.’s (the “Registrant”) Annual Meeting of Stockholders was held on May 7, 2013 (the “Meeting”).  Stockholders voted on the matter set forth below.

(b)      A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the  Proxy Statement of the Registrant.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions
James A. Courter	5,713,583	440,424	1,323
Howard S. Jonas	5,711,862	442,171	1,297
Irwin Katsof	6,140,072	11,623	3,635
W. Wesley Perry	6,058,635	93,099	3,596
Alan B. Rosenthal	6,122,827	28,848	3,655
Allan Sass	6,127,015	24,713	3,602

There were no broker non-votes for this item.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

	By:	/s/ Claude Pupkin
Name: Claude Pupkin
Title: Chief Executive Officer

Dated: May 10, 2013

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